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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K

                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


        Date of report (Date of earliest event reported): August 31, 1999


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                                   EMPI, INC.
             (Exact Name of Registrant as Specified in Its Charter)


                                    MINNESOTA
                 (State or Other Jurisdiction of Incorporation)


             0-9387                               41-1310335
   (Commission File Number)        (I.R.S. Employer Identification Number)


                                599 CARDIGAN ROAD
                            ST. PAUL, MINNESOTA 55126
               (Address of Principal Executive Offices) (Zip Code)


                                  651-415-9000
              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)


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                  ITEM 1.           CHANGE IN CONTROL OF REGISTRANT

                  On August 31, 1999, Empi, Inc., a Minnesota corporation ("Empi"), was acquired by MPI Holdings, L.L.C., a Delaware limited liability company ("MPI"), and GE Capital Equity Investments, Inc., a Delaware corporation ("GE Equity"), pursuant to the merger of EI Merger Corp., a Minnesota corporation ("Merger Sub"), with and into Empi, with Empi being the surviving corporation (the "Merger"). The Merger was effected pursuant to an Agreement and Plan of Merger, dated as of May 27, 1999 (the "Merger Agreement"), by and among Empi, MPI and Merger Sub.

                  As a result of the Merger, the common stock of Empi is owned 91.66% by MPI and 8.33% by GE Equity, and each share of Empi common stock held prior to the Merger was converted into the right to receive $26.50 in cash, without interest, for an aggregate merger consideration of $161,416,270 (the "Merger Consideration"). The Merger Consideration was funded out of the proceeds from: (i) MPI's $55,000,000 equity investment in Merger Sub and purchase of Empi 10% senior notes due 2007 (the "Notes") in an aggregate principal amount of $23,375,000, (ii) GE Equity's $5,000,000 equity investment in Merger Sub and purchase of the Notes in a principal amount of $2,125,000, and (iii) an intercompany promissory note in a principal amount of $81,807,500 from Empi Corp., a Minnesota corporation and a wholly owned subsidiary of Empi, to Empi, representing proceeds of a credit facility provided to Empi Corp. by Lehman Brothers Commercial Paper, Inc.

                  On September 1, 1999, Empi issued a press release regarding the Merger.


                  ITEM 2.           ACQUISITION OR DISPOSITION OF ASSETS

                  See Item 1 above.


                  ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

                  (a)      Financial statements:  None

                  (b)      Pro forma financial information:  None

                  (c)      Exhibits:

                  2.1 Agreement and Plan of Merger, dated as of May 27, 1999, by and among Empi, MPI and Merger Sub, filed as Appendix A to the Proxy Statement dated August 9, 1999, and incorporated herein by this reference

                  99.1     Press release dated September 1, 1999


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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, Empi has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                              EMPI, INC.

Date: September 15, 1999                             By: /s/ Patrick D. Spangler

                                                     Patrick D. Spangler
                                                     Chief Financial Officer